Exhibit 10.1

Amendment to Demand Promissory Note

Dated as of August 29, 2022

This Amendment to Demand Promissory Note (this “Amendment”), dated as of the date first set forth above (the “Amendment Date”), is entered into by and between Metavesco, Inc., a Nevada corporation which was previously named Waterside Capital Corporation and organized under the laws of the State of Virginia (the “Company”) and Ryan Schadel (the “Holder”). The Company and Holder may be referred to herein individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Holder is the holder of that certain Demand Promissory Note of the Company, dated as of dated as of October 18, 2021 in the original principal amount of $100,000 (the “Original Note”) and the Parties now wish to amend the Original Note as set forth herein. and pursuant to Section 3(i) of the Original Note, the Original Note may be amended in writing;

NOW THEREFORE, in consideration of the foregoing and of the agreements and covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.	Defined terms used herein without definition shall have the meaning given to them in the Original Note.

2.	Subject to the provisions herein, the Original Note is hereby amended as follows:

(a)	The Maturity Date of the Original Note is hereby amended to be October 18, 2023.

(b)	The interest rate applicable to the Note as of and following the Amendment Date is hereby amended to be five percent (5%) per annum, simple interest, with such rate being effective as, and applying to the Note from, the Amendment Date. For the avoidance of doubt, the Parties acknowledge and agree that the original interest rate of 0.01% per annum shall apply to the Original Note from the Issue Date to the day immediately preceding the Amendment Date.

(c)	As the Company has been converted from a Virginia corporation to a Nevada corporation since the issuance date of the Original Note, the governing law which shall apply to the Original Note is hereby amended to be the laws of the State of Nevada, without application of the conflicts of laws provisions thereof. Therefore the first sentence of Section 3(d) of the Note is hereby amended and restated in its entirety to provide as follows:

All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada without regard to the principles of conflict of laws thereof.

3.	In consideration of the agreement of the Holder to extend the Maturity Date of the Original Note, on the Amendment Date, the Company shall issue to the Holder 15,000 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), which shares of Common Stock (the “Shares”) shall be duly authorized, validly issued, fully paid and non-assessable.

4.	In connection with the issuance of the Shares, the Holder represents and warrants to the Company as follows:

(a)	Holder understands and agrees that the consummation of this Amendment including the delivery of the Shares as contemplated hereby constitute the offer and sale of securities under the Securities Act of 1933, as amended, and the rules and regulation promulgated thereunder (the “Securities Act”) and applicable state statutes and that the Shares are being acquired for Holder’s own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act. Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Shares.

(b)	Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D under the Securities Act.

(c)	Holder understands that the Share are being offered and sold to Holder in reliance upon specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the Shares.

(d)	At no time was Holder presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. Holder is not purchasing the Shares acquired by Holder hereunder as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D under the Securities Act, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Shares acquired by Holder hereunder published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(e)	Holder, either alone or together with Holder’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment.

(f)	Holder understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the suitability of the investment in the Shares nor have such authorities passed upon or endorsed the merits of the transactions set forth herein.

(g)	Any legend required by the securities laws of any state to the extent such laws are applicable to the Shares shall be included on any certificates representing the Shares, which legend shall be in the following form or a substantially similar legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, SUCH QUALIFICATION AND REGISTRATION ARE NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE NOT SET FORTH HEREIN.

5.	Other than as amended herein, the Note shall remain in full force and effect. Following the Amendment date, any reference to the “Note” shall be deemed a reference to the Original Note as amended by this Amendment.

6.	This Amendment shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. All questions concerning jurisdiction, venue and the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Note.

7.	This Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[Signature Page Follows]

N WITNESS WHEREOF, the undersigned have executed this Amendment as of the Amendment Date.

Metavesco, Inc.

By:	/s/ Ryan Schadel
Name:	Ryan Schadel
Title:	Chief Executive Officer

Ryan Schadel

By:	/s/ Ryan Schadel
Name:	Ryan Schadel